EXHIBIT 10.62
                               AMENDMENT NUMBER 1
                                     TO THE
                        OCCIDENTAL PETROLEUM CORPORATION
                             DEFERRED STOCK PROGRAM

          WHEREAS, Occidental Petroleum Corporation (the "Company") maintains the Occidental Petroleum Corporation Deferred Stock Program (the "DSP"), the purpose of which is to provide a tax-deferred opportunity for key management and highly compensated employees of the Company and its affiliates to accumulate additional retirement income through deferrals of equity-based compensation;

          WHEREAS, the American Jobs Creation Act of 2004 added a new Section 409A to the Internal Revenue Code establishing new rules regarding the taxation of nonqualified deferred compensation plans, effective for amounts deferred after December 31, 2004 (the "New Law");

          WHEREAS, under the New Law, amounts deferred on and after January 1, 2005 under the DSP would be immediately taxable to participants because of certain provisions of the DSP that are not compliant with the New Law;

          WHEREAS, the Board of Directors of the Company (the "Board") adopted, effective January 1, 2005, the Occidental Petroleum Corporation 2005 Deferred Stock Program (the "2005 DSP") to continue to provide a tax-deferred opportunity for key management and highly compensated employees of the Company and its affiliates to accumulate additional retirement income through deferrals of equity-based compensation in compliance with the New Law;

          WHEREAS, recent guidance issued by the Internal Revenue Service specifies that the deferral of any portion of an award under the DSP that becomes vested after December 31, 2004 will be treated as amounts deferred after December 31, 2004 for purposes of the New Law;

          WHEREAS, it is therefore desirable to (1) amend the DSP to cease further voluntary deferral elections thereunder after 2004 and (2) to redirect the deferral of certain unvested or partially unvested awards to the 2005 DSP; and

          WHEREAS, it is also desirable to amend the DSP to update its claims procedures.

          NOW, THEREFORE, effective as of December 31, 2004, except as otherwise provided, the DSP is hereby amended as follows:
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                                   ARTICLE III

                              OPTION GAIN DEFERRALS

     1. Article III is amended by adding a new Section 3.3 to the end thereof to read as follows:

          "3.3 Cessation of Option Gain Deferrals. Notwithstanding anything contained herein to the contrary, after December 31, 2004, no Qualifying Option may be exercised pursuant to an Alternative Exercise Election, and no Eligible Person may make an Alternative Exercise Election. Any Alternative Exercise Election made under Article III of this Program prior to December 31, 2004 shall terminate on December 31, 2004, and the related Qualifying Option may be exercised for actual Shares in accordance with the terms of the Qualifying Option."

                                   ARTICLE IV

                         DEFERRAL OF OTHER STOCK AWARDS

     2. Article IV is amended by adding a new Section 4.3 to the end thereof to read as follows:

          "4.3 Cessation of Deferrals.

               (a) Voluntary Deferrals. Notwithstanding anything contained herein to the contrary, no new elections to defer Shares may be made under
     Section 4.1 after December 31, 2004. Any election to forego the delivery of Shares made pursuant to Section 4.1 before January 1, 2005 shall terminate as of December 31, 2004, and thereafter shall have no force or effect; provided, however, that any election to forgo delivery of Shares upon the vesting of a Qualifying Performance Stock Award for the performance period ending December 31, 2004 shall remain in effect and the share units corresponding to such deferred Shares shall be (1) credited under the Occidental Petroleum Corporation 2005 Deferred Stock Program (the "2005 DSP") in accordance with its terms or (2) , if the Participant elects, paid to the Participant in cash in 2005.

               (b) Mandatory Deferrals. Notwithstanding anything contained herein to the contrary, share units that become vested under a Qualifying Restricted Share Unit Award after December 31, 2004 shall not be credited under Section 5.1(b) of this Program. Any such share units shall instead be credited under the 2005 DSP in accordance with its terms. The Qualifying Restricted Share Unit Awards with unvested share units as of December 31, 2004 are listed in Appendix A hereto."


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


                                   ARTICLE VII

                                CLAIMS PROCEDURES

          3. Effective as of January 1, 2004, Article VII is amended in its entirely to read as follows:

          "7.1 Applications for Benefits. All applications for benefits under the Program shall be submitted to: Occidental Petroleum Corporation,
     Attention: Corporate Secretary, 10889 Wilshire Blvd., Los Angeles, CA 90024. Applications for benefits must be in writing on the forms prescribed by the Committee and must be signed by the Participant, or in the case of a death benefit, by the Beneficiary or legal representative of the deceased Participant.

          7.2  Claims Procedure for Benefits other than Disability Benefits.

          (a) Within a reasonable period of time, but not later than 90 days after receipt of a claim for benefits (other than Disability benefits), the Committee or its delegate shall notify the claimant of any adverse benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 90 days from the end of the initial 90-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 90-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a determination on the claim.

          (b) In the case of an adverse benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse benefit determination; (ii) reference to the specific Program provisions on which the adverse benefit determination is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and (iv) a description of the Program's claim review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4.

          (c) Within 60 days after receipt by the claimant of notification of the adverse benefit determination, the claimant or his duly authorized representative, upon written application to the Committee, may request that the Committee fully and fairly review the adverse benefit determination. On review of an adverse benefit determination, upon request and free of charge, the claimant shall have reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. The Committee's (or delegate's) review shall take into account all comments, documents, records, and other information


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


     submitted regardless of whether the information was previously considered in the initial adverse benefit determination.

          (d) Within a reasonable period of time, but not later than 60 days after receipt of such request for review, the Committee or its delegate shall notify the claimant of any final benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 60 days from the end of the initial 60-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 60-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a final determination on the request for review. In the case of an adverse final benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse final benefit determination; (ii) reference to the specific Program provisions on which the adverse final benefit determination is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; and (iv) a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4.

          7.3  Claims Procedure for Disability Benefits.

          (a) Within a reasonable period of time, but not later than 45 days after receipt of a claim for Disability benefits, the Committee or its delegate shall notify the claimant of any adverse benefit determination on the claim, unless circumstances beyond the Program's control require an extension of time for processing the claim. In no event may the extension period exceed 30 days from the end of the initial 45-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 45-day period. The notice shall describe the circumstances requiring the extension and the date by which the Committee or its delegate expects to render a determination on the claim. If, prior to the end of the first 30-day extension period, the Committee or its delegate determines that, due to circumstances beyond the control of the Program, a decision cannot be rendered within that extension period, the period for making the determination may be extended for an additional 30 days, so long as the Committee or its delegate notifies the claimant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Committee or its delegate expects to render a decision. This notice of extension shall specifically describe the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and that the claimant has at least 45 days within which to provide the specified information.

          (b) In the case of an adverse benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a


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


     manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse benefit determination; (ii) reference to the specific Program provisions on which the adverse benefit determination is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; (iv) a description of the Program's claim review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4; (v) if an internal rule, guideline, protocol or similar criterion ("internal standard") was relied upon in making the determination, a copy of the internal standard or a statement that the internal standard was relied upon and that a copy of the internal standard shall be provided to the claimant free of charge upon request; and (vi) if the determination is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination or a statement that such explanation shall be provided free of charge upon request.

          (c) Within 180 days after receipt by the claimant of notification of the adverse benefit determination, the claimant or his duly authorized representative, upon written application to the Committee, may request that the Committee fully and fairly review the adverse benefit determination. On review of an adverse benefit determination, upon request and free of charge, the claimant shall have reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. The Committee's (or delegate's) review: (i) shall take into account all comments, documents, records, and other information submitted regardless of whether the information was previously considered in the initial adverse benefit determination; (ii) shall not afford deference to the initial adverse benefit determination; (iii) shall be conducted by an appropriate named fiduciary of the Program who is neither an individual who made the initial adverse benefit determination nor a subordinate of such individual; (iv) if the adverse benefit determination was based in whole or in part on a medical judgment, shall identify medical and vocational experts whose advice was obtained on behalf of the Program in connection with the initial adverse benefit determination; and (v) shall consult an appropriate health care professional who has appropriate training and experience in the relevant field of medicine and who or whose subordinate was not consulted in the initial adverse benefit determination.

          (d) Within a reasonable period of time, but not later than 45 days after receipt of such request for review, the Committee or its delegate shall notify the claimant of any final benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 45 days from the end of the initial 45-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 45-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a final determination on the request for review. In the case of


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


     an adverse final benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse final benefit determination; (ii) reference to the specific Program provisions on which the adverse final benefit determination is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; (iv) a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4;
     (v) if an internal standard was relied upon in making the determination, a copy of the internal standard or a statement that the internal standard was relied upon and that a copy of the internal standard shall be provided to the claimant free of charge upon request; (vi) if the determination is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination or a statement that such explanation shall be provided free of charge upon request; and (vii) the following statement: "You and your plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency."

          7.4 Limitations on Actions. No legal action may be commenced prior to the completion of the benefit claims procedure described herein. In addition, no legal action may be commenced after the later of (a) 180 days after receiving the written response of the Committee to an appeal, or (b) 365 days after an applicant's original application for benefits."

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment this 10th day of February, 2005.

                                   OCCIDENTAL PETROLEUM CORPORATION



                                   By: /s/ RICHARD W. HALLOCK
                                       -----------------------------------------
                                   Richard W. Hallock
                                   Executive Vice-President, Human Resources


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


                                   APPENDIX A

                     QUALIFYING RESTRICTED SHARE UNIT AWARDS
                            WITH UNVESTED SHARE UNITS
                             AS OF DECEMBER 31, 2004



     Set forth below are the Qualifying Restricted Share Unit Awards with unvested share units as of December 31, 2004:

          AWARD DATE                              UNVESTED TRAUNCHES
          ----------                              ------------------
          July 17, 2002                                    1
          December 9, 2002                                 3
          July 16, 2003                                    2
          December 8, 2003                                 4
          July 14, 2004                                    3